================================================================================
                               1997 ANNUAL REPORT
================================================================================





                                 ================
                                  Petroleum
                                  & Resources
                                     Corporation
                                 ================(R)


  I N V E S T I N G   I N   R E S O U R C E S   F O R   T H E   F U T U R E(R)

================================================================================
                                1997 AT A GLANCE
================================================================================

THE COMPANY

o  a closed-end equity investment company
   emphasizing natural resources stocks
o  objectives:    preservation of capital
                  reasonable income
                  opportunity for capital gain
o  internally-managed
o  low expense ratio
o  low turnover

STOCK DATA

NYSE Symbol                                        PEO
Market Price as of 12/31/97                    $36 1/2
Discount                                         12.0%
52-Week Range                        $31 1/2-$42 13/16
Shares Outstanding                          13,422,787



SUMMARY FINANCIAL INFORMATION

                                                      Year Ended December 31
                                                     1997                1996
--------------------------------------------------------------------------------

Net asset value per share                   $       41.46        $       37.09
Total net assets                              556,452,549          484,588,990
Unrealized appreciation                       250,201,593          191,783,672
Net investment income                          10,026,876           10,048,674
Total realized gain                            20,397,716           17,410,824
Total return (based on market value)                11.7%                31.2%
Total return (based on net asset value)             18.9%                25.5%
Expense ratio                                       0.47%                0.63%
================================================================================



1997 DIVIDENDS AND DISTRIBUTIONS

                                     Amount
Paid                               (per share)      Type
--------------------------------------------------------------------------------
March 1, 1997                         $0.08         Long-term capital gain
March 1, 1997                          0.12         Investment income
June 1, 1997                           0.20         Investment income
September 1, 1997                      0.20         Investment income
December 27, 1997                      1.35         Long-term capital gain
December 27, 1997                      0.13         Short-term capital gain
December 27, 1997                      0.25         Investment income
--------------------------------------------------------------------------------
                                      $2.33
================================================================================

1998 ANNUAL MEETING OF STOCKHOLDERS

Location: The Luxury Collection Hotel, Houston, Texas
Date: March 31, 1998
Holders of Record: February 13, 1998


                 [Petroleum & Resources Corporation Logo here]                 1

================================================================================
                                PORTFOLIO REVIEW
================================================================================

   TEN LARGEST PORTFOLIO HOLDINGS (12/31/97)

                                                 Market Value    % of Net Assets
                                                 ------------    ---------------

   Royal Dutch Petroleum Co.                     $ 47,034,751           8.5
   Exxon Corp.                                     20,191,875           3.6
   Mobil Corp.                                     17,325,000           3.1
   General Electric Co.                            14,675,000           2.6
   Enron Corp. $12.97 Conv. Pfd. Ser. J            14,183,202           2.6
   British Petroleum plc ADR                       14,177,681           2.5
   Schlumberger Ltd.                               13,862,100           2.5
   Transocean Offshore Inc.                        11,083,125           2.0
   "Shell" Transport and Trading Co. plc ADR       10,500,000           1.9
   Texaco, Inc.                                    10,155,891           1.8
                                                 ------------          ----
     Total                                       $173,188,625          31.1%



SECTOR WEIGHTINGS (12/31/97)



                [BAR GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                Internationals                             24.5%
                Domestics                                  11.7
                Producers                                  11.9
                Distributors                               17.3
                Services                                   15.4
                Basic Materials                             4.8
                Capital Goods & Other                       7.3
                Paper & Forest Products                     4.0
                Cash & Equivalent                           3.1



2                [Petroleum & Resources Corporation Logo Here]

================================================================================
                             LETTER TO STOCKHOLDERS
================================================================================

We are pleased to submit the financial statements for the year ended December 31, 1997. In addition, there is a schedule of investments provided along with other financial information.

THE YEAR IN REVIEW

Total assets of the Corporation reached an all-time high in 1997 as natural resource stocks continued to provide our shareholders with favorable returns. For the calendar year, the return on net assets, including income and capital gains distributions, was 18.9%. Total dividends and distributions paid in 1997 reached $2.33 per share, increasing by more than 9% over the prior year.

In a volatile energy environment, crude oil prices, while remaining at attractive levels, were under downward pressure during most of last year. From a lofty $26 per barrel price in January, West Texas Intermediate crude oil declined sharply during the first quarter. The initial price drop reflected the resumption of Iraqi oil exports, the impact of mild domestic weather patterns on petroleum product consumption and the expansion of global petroleum inventories. During the summer months, prices stabilized ($20-$21) as favorable worldwide economic activity promoted unparalleled energy usage in most major consuming countries. At the same time, production from non-OPEC countries fell below anticipated levels and, with a disruption of Iraqi oil output, energy markets tightened considerably. For the full year, worldwide petroleum consumption increased 2.7% to a record level of approximately 74 million barrels per day. By year end, oil prices retreated, again falling below $19 per barrel, as the return of Iraqi oil exports coincided with the uncertainty over the impact of the Southeast Asia economic turmoil on energy consumption.

Domestic natural gas prices experienced significant volatility with a roller coaster trading pattern during the year, initially declining 50% from January highs to March lows as a mild winter reduced gas usage. After a quiet summer period, natural gas prices unexpectedly surged in the third quarter, rebounding past the earlier peak. A combination of disappointing production trends and expanding gas-fired electric utility demand dramatically tightened the gas supply-demand balance. At year end, the gas market replicated the first quarter performance with prices dropping sharply again as moderate early winter temperatures impacted consumption. Despite these wide fluctuations, the average price for 1997 was relatively unchanged from the prior year.

In concert with the sharp decline in oil and natural gas prices during the first four months, energy stocks were disappointing relative performers, with the Dow Jones Energy Index advancing 5.0% compared to an 8.2% gain for the S&P 500. Over the ensuing six months, these stock market trends reversed as the Energy Index recorded a very strong 19.2% advance, outpacing the broad equity markets. Relatively tight energy markets and rising commodity prices generated a favorable operating environment. Over this period, we maintained our overall energy holdings at approximately 80% of the portfolio. The last two months of 1997, however, were particularly unfavorable for energy stock performance. Investor concerns over excess crude oil supply and falling oil and natural gas prices caused the Energy Index to decline 3.6% in contrast to an increase of 6.1% in the S&P 500. For the full year, the various energy sectors experienced widely divergent stock market performance, with oil service companies recording very strong gains. Major oil companies performed in line with the S&P 500, while natural gas-related stocks turned in lackluster results. Although our holdings in basic industries generated attractive returns, paper and forest products stocks remained disappointing. Cash and short term investments at year end stood at 3.l% of net assets compared to 4.3% the prior year.

For a comparison with the Corporation's performance in 1997, the rate of return was 33.3% for the Standard & Poor's 500 Stock Index and the Dow Jones Energy Index rose 20.7%.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 1997 were $556,452,549 or $41.46 per common share on 13,422,787 common shares outstanding as compared with $484,588,990 or $37.09 per common share on 13,065,819 common shares outstanding a year earlier.

Net investment income for the year 1997 was $10,026,876 compared to $10,048,674 for the year 1996. These earnings are equivalent to $0.77 and $0.79 per common share, respectively, on the average number of common shares outstanding throughout each year.

Net realized gains amounted to $20,397,716 during the year, while the unrealized appreciation on investments increased from $191,783,672 at December 31, 1996 to $250,201,593 at year end.

                 [Petroleum & Resources Corporation Logo Here]                 3

================================================================================
                             LETTER TO STOCKHOLDERS
================================================================================

DIVIDENDS AND DISTRIBUTIONS

As announced on November 13, 1997, a year-end distribution consisting of investment income of $0.25 and capital gains of $1.48 was made on December 27, 1997, both realized and taxable in 1997. On January 8, 1998, an additional distribution of $0.20 per share was declared payable March 1, 1998, representing the balance of undistributed net investment income and capital gains earned in 1997 and an initial distribution from 1998 net investment income, taxable to shareholders in 1998.

OUTLOOK FOR 1998

The outlook for crude oil prices is quite uncertain this year as three factors will be particularly significant. First, the degree of hostilities between Iraq and the U.S. will impact the level of oil supply as Iraqi exports may fluctuate from zero to one million barrels per day. With the worldwide oil markets in relatively good balance, a swing of this magnitude will disrupt crude oil pricing. Second, while the impact of weather during both summer and winter seasons is always an important determinant of oil usage, the El Nino phenomenon is forecast to produce unusual weather disturbances and uncertain energy consumption trends. Finally, the influence of the economic crises in Southeast Asia on petroleum product demand is a major unknown. This region accounts for approximately 25% of worldwide consumption and has been growing in excess of 6% the past several years. Current forecasts suggest a growth rate of only 2-3% for this year.

On the positive side, global demand growth should still exceed 2%, approaching 76 million barrels per day. In the U.S., demand growth of 1% is anticipated versus 1.5% last year. With non-OPEC sources expected to supply about 50% of this growth, the call on OPEC production will expand significantly. Additionally, heightened political tensions exist in several major oil exporting countries which may lead to unexpected supply disruptions.

West Texas Intermediate crude oil price is forecast to trade generally in an $17-$20 per barrel range during 1998. Excess oil supply and mild temperatures will keep prices under pressure during the first quarter. However, ongoing worldwide petroleum demand growth will rebalance the markets during the summer months, with oil prices expected to approach $20 per barrel later in the year.

Natural gas prices are forecast to decline 6-8% from the attractive average levels maintained over the past two years. The El Nino-related mild winter anticipated for the current season will limit gas consumption during the important heating period. While pricing pressure will occur during the current quarter, gas prices will strengthen later this year as demand growth exceeds the slow expansion of productive capacity.

Mergers and restructuring remain an active theme in all energy sectors and were highlighted in 1997 by numerous combinations within the worldwide petroleum refining and marketing business. This consolidation trend will continue with the spotlight turning to the natural gas pipeline and electric utility industries.

                                   ----------

Mr. Leigh Carter retired from the Board of Directors as of December 31, 1997. Mr. Carter joined the Board in 1987 while he was President and Chief Operating Officer of the BFGoodrich Co., and Chairman of the Board of Tremco, Inc. He has been an invaluable source of knowledge and wisdom during his ten years of service as a director of the Corporation. We wish to express our sincere appreciation to him and, along with the Board of Directors, wish him well in all his future endeavors.

Effective January 1, 1998, Ms. Maureen A. Jones was promoted to Vice President and Treasurer. Ms. Jones was formerly Treasurer of the Corporation.

The proxy statement for the Annual Meeting of Stockholders to be held in Houston, Texas on March 31, 1998, will be mailed on or about February 17, 1998 to holders of record on February 13, 1998.

By order of the Board of Directors,

/s/ Douglas G. Ober
------------------------------------
Douglas G. Ober,
Chairman and Chief Executive Officer


/s/ Richard F. Koloski
------------------------------------
Richard F. Koloski,
President


January 16, 1998


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

================================================================================
                      STATEMENT OF ASSETS AND LIABILITIES
================================================================================

                               December 31, 1997

ASSETS
Investments* at value:
   Common stocks and convertible securities
      (cost $288,959,359)                                           $539,070,556
   Short-term investments (cost $17,005,407)                          17,005,407        $556,075,963
--------------------------------------------------------------------------------
Cash                                                                                          79,078
Dividends and interest receivable                                                          1,053,891
Prepaid expenses                                                                           1,216,719
--------------------------------------------------------------------------------------------------------------
         Total Assets                                                                    558,425,651
--------------------------------------------------------------------------------------------------------------
LIABILITIES
Open written option contracts at value (proceeds $111,646)                                    21,250
Accrued expenses                                                                           1,951,852
--------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                 1,973,102
--------------------------------------------------------------------------------------------------------------
         Net Assets                                                                     $556,452,549
==============================================================================================================

NET ASSETS
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,422,787 shares                          $ 13,422,787
Additional capital surplus                                                               291,781,629
Undistributed net realized gain on investments                                             1,046,540
Unrealized appreciation on investments                                                   250,201,593
--------------------------------------------------------------------------------------------------------------
         NET ASSETS APPLICABLE TO COMMON STOCK                                          $556,452,549
==============================================================================================================
         NET ASSET VALUE PER SHARE OF COMMON STOCK                                            $41.46
==============================================================================================================

* See schedule of investments on pages 13 through 15.

The accompanying notes are an integral part of the financial statements.


                 [Petroleum & Resources Corporation Logo Here]                 5

================================================================================
                            STATEMENT OF OPERATIONS
================================================================================

                          Year Ended December 31, 1997

INVESTMENT INCOME
   Income:
      Dividends                                                     $10,207,653
      Interest                                                        2,303,029
--------------------------------------------------------------------------------
         Total income                                                12,510,682
--------------------------------------------------------------------------------
   Expenses:
      Investment research                                             1,067,454
      Administration and operations                                     462,041
      Directors' fees                                                   184,350
      Reports and stockholder communications                            168,477
      Transfer agent, registrar and custodian expenses                  171,730
      Auditing services                                                  53,912
      Legal services                                                     29,999
      Occupancy and other office expenses                               108,283
      Travel, telephone and postage                                      97,875
      Other                                                             139,685
--------------------------------------------------------------------------------
         Total expenses                                               2,483,806
--------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                       10,026,876
--------------------------------------------------------------------------------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                        20,397,716
   Change in unrealized appreciation on investments                  58,417,921
--------------------------------------------------------------------------------
         NET GAIN ON INVESTMENTS                                     78,815,637
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $88,842,513
================================================================================

The accompanying notes are an integral part of the financial statements.


6                [Petroleum & Resources Corporation Logo Here]

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                                         For the Year Ended
                                                                                ------------------------------------
                                                                                  Dec. 31, 1997      Dec. 31, 1996
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                           $ 10,026,876       $ 10,048,674
   Net realized gain on investments                                                  20,397,716         17,410,824
   Change in unrealized appreciation on investments                                  58,417,921         71,908,379
--------------------------------------------------------------------------------------------------------------------
         Change in net assets resulting from operations                              88,842,513         99,367,877
--------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                            (10,060,682)       (10,446,294)
   Net realized gain from investment transactions
      distributed to common stockholders                                            (20,382,678)       (16,815,986)
--------------------------------------------------------------------------------------------------------------------
         Decrease in net assets from distributions                                  (30,443,360)       (27,262,280)
--------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions                13,464,406         11,078,422
--------------------------------------------------------------------------------------------------------------------
         TOTAL INCREASE IN NET ASSETS                                                71,863,559         83,184,019

NET ASSETS:
   Beginning of year                                                                484,588,990        401,404,971
--------------------------------------------------------------------------------------------------------------------
   End of year (including no undistributed net investment income)                  $556,452,549       $484,588,990
====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                 [Petroleum & Resources Corporation Logo Here]                 7

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 1997 was $305,956,191, and net unrealized appreciation aggregated $250,231,418, of which the related gross unrealized appreciation and depreciation were $258,173,201 and $7,941,783, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1997 were $65,601,789 and $68,606,209, respectively. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

In May 1993, the Corporation redeemed its $1.575 Convertible Preferred Shares for $15.00 plus accrued dividends of $0.35 per share. The Corporation has 5,000,000 unissued preferred shares without par value.

On December 27, 1997, the Corporation issued 356,968 shares of its common stock at a price of $37.7188 per share (market value) to stockholders of record November 24, 1997 who elected to take stock in payment of the distribution from 1997 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1997.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

8                [Petroleum & Resources Corporation Logo Here]

================================================================================
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during the subsequent years. At the beginning of 1997, there were 164,895 options outstanding at a weighted average exercise price of $23.9982 per share. During 1997, the Corporation granted options, including stock appreciation rights, for 3,094 shares of common stock with an exercise price of $32.3125 per share. During the year stock appreciation rights relating to 14,963 stock option shares were exercised at a weighted average market price of $35.7281 per share and the stock options relating to these rights which had a weighted average exercise price of $21.0995 per share were cancelled. In addition, stock options and stock appreciation rights relating to 4,767 shares, which had a weighted average exercise price of $29.4540, were cancelled. At December 31, 1997, there were outstanding exercisable options to purchase 47,569 common shares at $17.0650-$32.3775 per share (weighted average price of $19.5486) and unexercisable options to purchase 100,690 common shares at $18.5450- $32.3775 per share (weighted average paid of $19.8570). The weighted average remaining contractural life of outstanding exercisable and unexercisable options was 5.3509 years and 5.9601 years respectively. The total compensation expense recognized in 1997 for the stock options and stock appreciation rights plan was $516,980. At December 31, 1997, there were 350,348 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1997 was $90,305, and consisted of service expense of $74,548, interest expense of $172,033, expected return on plan assets of $293,385, and a net amortization credit of $43,501.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $1,602,189. The fair value of the plan assets was $3,701,040 and the projected benefit obligation for service rendered to date was $2,327,498, which resulted in excess plan assets of $1,373,542. The remaining components of prepaid pension cost included $263,895 in unrecognized net gain, $220,486 in unrecognized prior service cost and $203,719 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at December 31, 1997 was $1,216,719.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1997 for employees and former employees of the Corporation was $1,847,270. Aggregate remuneration paid or accrued during the year ended December 31, 1997 to officers and directors amounted to $1,428,368.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 8.5% of the Corporation's common stock, amounted to $475,342 for the year ended December 31, 1997.

7. PORTFOLIO SECURITIES LOANED

The corporation makes loans of securities to brokers, collateralized by cash deposits, U.S. government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Corporation receives compensation for lending securities in the form of fees. The Corporation continues to receive dividends on the securities loaned. At December 31, 1997, the value of security loans outstanding was $3,262,500.


                 [Petroleum & Resources Corporation Logo Here]                 9

================================================================================
                       PETROLEUM & RESOURCES CORPORATION
================================================================================

                           ILLUSTRATION OF AN ASSUMED
                          15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1983-1997. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

Calendar      Market      Cumulative      Cumulative       Total       Total net
 Years        value      market value    market value      market        asset
                of        of capital      of income        value         value
             original        gains        dividends
              shares     distributions     taken in
                           taken in         shares
                            shares
--------------------------------------------------------------------------------
  1983       $10,077       $   716         $   526        $11,319       $11,972
  1984         9,336         1,534             954         11,824        12,199
  1985         9,336         2,617           1,583         13,536        14,350
  1986        10,121         4,603           2,531         17,255        16,303
  1987         7,242         4,534           2,583         14,359        16,809
  1988         7,329         5,393           3,175         15,897        18,804
  1989         9,423         7,986           5,055         22,464        25,867
  1990         8,769         8,368           5,551         22,688        25,817
  1991         9,074         9,831           6,523         25,428        27,452
  1992         8,812        10,768           7,034         26,614        29,154
  1993         9,598        13,111           8,449         31,158        33,582
  1994         8,812        13,385           8,684         30,881        32,825
  1995         9,859        16,525          10,765         37,149        41,436
  1996        12,128        22,151          14,371         48,650        51,926
  1997        12,739        25,413          16,124         54,276        61,651
--------------------------------------------------------------------------------



                              [GRAPH APPEARS HERE]




10               [Petroleum & Resources Corporation Logo Here]

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                              YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------
                                                                 1997       1996      1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE*
   Net asset value, beginning of year                          $37.09      $31.51    $26.84     $29.64     $27.66
---------------------------------------------------------------------------------------------------------------------------
      Net investment income                                      0.77        0.79      0.86       0.94       0.92
      Net realized gains and change in unrealized
         appreciation and other changes                          5.93        6.93      5.90      (1.64)      3.30
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              6.70        7.72      6.76      (0.70)      4.22
   Less distributions
      Dividends from net investment income
         To preferred shareholders+                               --          --        --         --       (0.12)
         To common shareholders                                 (0.77)      (0.82)    (0.87)     (0.92)     (0.82)
      Distributions from net realized gains
         To common shareholders                                 (1.56)      (1.32)    (1.22)     (1.18)     (1.30)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (2.33)      (2.14)    (2.09)     (2.10)     (2.24)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                                $41.46      $37.09    $31.51     $26.84     $29.64
===========================================================================================================================
   Per share market price, end of year                         $36.50      $34.75    $28.25     $25.25     $27.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market price                                        11.7%       31.2%     20.5%      (0.7)%     17.4%
RATIOS/SUPPLEMENTAL DATA
   Net assets applicable to common stock, end of year
      (in 000's)                                             $556,453    $484,589  $401,405   $332,279   $355,837
   Ratio of expenses to average net assets                      0.47%       0.63%      0.57%      0.42%      0.57%
   Ratio of net investment income to average net assets         1.91%       2.31%      2.89%      3.19%      2.61%
   Portfolio turnover                                          13.09%      15.50%     15.86%     10.95%     10.16%
   Average brokerage commission rate                           $0.06       $0.06         --         --         --
   Number of common shares outstanding at end of year
      (in 000's)                                               13,423      13,066     12,739     12,380     12,007
---------------------------------------------------------------------------------------------------------------------------

* Selected data for each share of common stock outstanding throughout each year. + See note 4 to financial statements.


                 [Petroleum & Resources Corporation Logo Here]                11

================================================================================
                   QUARTERLY RESULTS OF INVESTMENT OPERATIONS
================================================================================

                                   Unaudited


Shown in thousands of dollars and per common share:

                                                              Three Months Ended
                            ---------------------------------------------------------------------------------------
                              March 31, 1997         June 30, 1997       September 30, 1997      December 31, 1997
-------------------------------------------------------------------------------------------------------------------
Total investment income     $  2,726   $ 0.21       $ 3,575    $0.27      $ 3,317    $0.25      $   2,893  $ 0.22
Net investment income          2,321     0.18         2,876     0.22        2,423     0.19          2,407    0.18
Net realized gain/(loss) and
   change in unrealized
   appreciation              (10,305)   (0.79)       48,018     3.67       66,006     5.05        (24,903)  (1.90)

                                                               Three Months Ended
                            ---------------------------------------------------------------------------------------
                              March 31, 1996         June 30, 1996       September 30, 1996      December 31, 1996
-------------------------------------------------------------------------------------------------------------------
Total investment income     $  2,707   $ 0.21       $ 3,700    $0.29      $ 3,556    $0.28      $   2,824  $ 0.22
Net investment income          2,022     0.16         3,138     0.25        2,706     0.21          2,183    0.17
Net realized gain and
   change in unrealized
   appreciation               18,297     1.44        19,120     1.50        9,711     0.76         42,191    3.31



--------------------------------------------------------------------------------



                                  COMMON STOCK
                      Listed on the New York Stock Exchange
                            and the Pacific Exchange

               TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10007
           The Bank's Shareholder Relations Department: (800) 432-8224
                  E-Mail Address: Shareowner-svcs@bankofny.com

              The Corporate Office Address: Seven St. Paul Street,
                        Suite 1140, Baltimore, MD 21202

                 The Corporate Website Address: www.peteres.com

                The Corporate E-mail Address: contact@peteres.com

        The Corporate Office Telephone: (410) 752-5900 or (800) 638-2479

                       Counsel: Chadbourne & Parke L.L.P.

                Independent Accountants: Coopers & Lybrand L.L.P.


12               [Petroleum & Resources Corporation Logo Here]

================================================================================
                            SCHEDULE OF INVESTMENTS
================================================================================

                               December 31, 1997

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 96.9%
   Energy -- 80.8%
      Internationals -- 24.5%
         British Petroleum plc ADR                                                       177,916    $ 14,177,681
         Chevron Corp.                                                                   110,000       8,470,000
         Exxon Corp.                                                                     330,000      20,191,875
         Mobil Corp.                                                                     240,000      17,325,000
         Royal Dutch Petroleum Co.                                                       868,000      47,034,751
         "Shell" Transport and Trading Co., plc ADR                                      240,000      10,500,000
         Texaco Inc.                                                                     186,775      10,155,891
         Total S.A. ADR                                                                  150,000       8,362,500
                                                                                                    ------------
                                                                                                     136,217,698
                                                                                                    ------------
      Domestics -- 11.7%
         Amerada Hess Corp.                                                               50,000       2,743,750
         Amoco Corp.                                                                      50,000       4,256,250
         Ashland, Inc.                                                                   115,950       6,225,066
         Atlantic Richfield Co.                                                           90,000       7,211,250
         Kerr McGee Corp.                                                                 94,100       5,957,706
         Murphy Oil Corp.                                                                100,000       5,418,750
         Pennzoil Co. 6.50% Conv. Exch. Sr. Debs. due 2003                            $2,000,000       3,715,000
         Phillips Petroleum Co.                                                           90,000       4,376,250
         Tesoro Petroleum Corp. (C)                                                      300,000       4,650,000
         TOSCO Corp.                                                                     175,000       6,617,188
         Unocal Capital Trust $3.125 Conv. Pfd.                                           72,540       4,075,841+
         Unocal Corp.                                                                    150,000       5,821,875
         Valero Energy Corp.                                                             125,000       3,929,688
                                                                                                    ------------
                                                                                                      64,998,614
                                                                                                    ------------

      Producers -- 11.9%
         Anadarko Petroleum Corp.                                                         90,000       5,461,875
         Apache Corp. 6.00% Conv. Sub. Debs. due 2002 (B)                             $3,000,000       3,427,500
         Barrett Resources Corp. (C)                                                     125,000       3,781,250
         Burlington Resources Inc.                                                        80,000       3,585,000
         Devon Energy Corp.                                                              152,400       5,867,400
         Enron Oil & Gas Co.                                                             190,000       4,025,625
         Noble Affiliates Inc.                                                            91,855       3,237,889
         Occidental Petroleum Corp. $3.00 Conv. Exch. Pfd.                                30,000       2,490,000
         Occidental Petroleum Corp.                                                      175,000       5,129,687
         Ocean Energy, Inc. (C)                                                          120,000       5,917,500
         Oryx Energy Co. 7.50% Conv. Sub. Debs. due 2014                              $1,500,000       1,515,000
         Oryx Energy Co. (C)                                                              85,000       2,167,500
         Seagull Energy Corp. (C)                                                        230,000       4,743,750
         Talisman Energy, Inc. (C)                                                        55,000       1,670,625
         Union Pacific Resources Group, Inc.                                             225,816       5,476,038
         United Meridian Corp. (C)                                                       123,500       3,473,438
         Vastar Resources, Inc.                                                          125,000       4,468,750
                                                                                                    ------------
                                                                                                      66,438,827
                                                                                                    ------------


                 [Petroleum & Resources Corporation Logo Here]                13

================================================================================
                      SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================

                               December 31, 1997

                                                                                      Prin. Amt.
                                                                                      or Shares        Value (A)
---------------------------------------------------------------------------------------------------------------------------
      Distributors -- 17.3%
         AGL Resources Inc.                                                              200,000     $ 4,087,500
         Atmos Energy Corp.                                                              200,000       6,050,000
         Coastal Corp.                                                                   110,000       6,813,125
         El Paso Natural Gas Co.                                                          75,000       4,987,500
         Energen Corp.                                                                   175,000       6,956,250
         Enron Corp. 6.25% Exch. Notes due 1998                                          175,000       3,609,375
         Enron Corp. $12.97 Conv. Pfd. Ser. J                                             25,000      14,183,202
         Equitable Resources Inc.                                                        100,000       3,537,500
         KN Energy, Inc.                                                                 150,000       8,100,000
         LG&E Energy Corp.                                                               150,000       3,721,875
         MCN Corp.                                                                       190,000       7,671,250
         National Fuel Gas Co.                                                           100,000       4,868,750
         New Jersey Resources, Inc.                                                      185,000       7,411,562
         Questar Corp.                                                                   134,000       5,979,750
         Washington Gas Light Co.                                                        100,000       3,093,750
         Western Gas Resources Inc.                                                      235,000       5,199,375
                                                                                                     -----------
                                                                                                      96,270,764
                                                                                                     -----------
      Services -- 15.4%
         BJ Services Co. (C)                                                             100,000       7,193,750
         Camco International Inc.                                                        130,000       8,279,375
         Diamond Offshore Drilling, Inc.                                                  96,800       4,658,500
         ENSCO International, Inc.                                                       200,000       6,700,000
         EVI Inc. 5% Conv. Sub Debs Due 2027 (B)                                          60,000       2,748,750
         Halliburton Co.                                                                 140,000       7,262,500
         Loews Corp. 3.125% Exch. Sub. Debs Due 2007                                  $1,500,000       1,492,500
         Santa Fe Int'l Corp.                                                             90,000       3,667,500
         Schlumberger Ltd.                                                               172,200      13,862,100
         SEACOR Holdings, Inc. (C)                                                        70,000       4,217,500
         Tidewater, Inc.                                                                  90,000       4,983,750
         Transocean Offshore Inc.                                                        230,000      11,083,125
         Weatherford/Enterra Inc. (C)                                                    120,000       5,250,000
         Western Atlas Inc. (C)                                                           59,000       4,366,000
                                                                                                     -----------
                                                                                                      85,765,350
                                                                                                     -----------

   Basic Industries -- 16.1%
      Basic Materials -- 4.8%
         Calgon Carbon Corp.                                                             184,800       1,986,600
         duPont (E.I.) deNemours & Co.                                                    80,000       4,805,000
         Freeport-McMoRan Copper & Gold Inc. Ser. A                                      127,603       1,953,921
         Inco Ltd. 5.75% Conv. Debs. due 2004                                         $3,000,000       2,887,500
         Medusa Corp.                                                                    100,000       4,181,250
         Olin Corp.                                                                      140,000       6,562,500
         United Water Resources, Inc.                                                    208,700       4,082,694
                                                                                                     -----------
                                                                                                      26,459,465
                                                                                                     -----------


14               [Petroleum & Resources Corporation Logo Here]

================================================================================
                      SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================

                               December 31, 1997

                                                                                     Prin. Amt.
                                                                                     or Shares        Value (A)
---------------------------------------------------------------------------------------------------------------------------
   CAPITAL GOODS & OTHER -- 7.3%
         Caterpillar Inc.                                                                100,000     $ 4,850,000
         Deere & Co.                                                                     110,000       6,407,500
         Dover Corp.                                                                     200,400       7,239,450
         General Electric Co.                                                            200,000      14,675,000
         Jacobs Engineering Group, Inc. (C)                                              150,000       3,806,250
         Quaker State Corp.                                                              250,000       3,531,250
                                                                                                    ------------
                                                                                                      40,509,450
                                                                                                    ------------

   PAPER AND FOREST PRODUCTS -- 4.0%
         Boise Cascade Corp.                                                             150,000       4,537,500
         Consolidated Papers, Inc.                                                        67,800       3,618,825
         Kimberly-Clark Corp.                                                            130,000       6,410,625
         Mead Corp.                                                                      140,000       3,920,000
         Temple-Inland, Inc.                                                              75,000       3,923,438
                                                                                                    ------------
                                                                                                      22,410,388
                                                                                                    ------------

TOTAL STOCKS AND CONVERTIBLE SECURITIES
   (Cost $288,959,359) (D)                                                                           539,070,556
                                                                                                    ------------

Short-Term Investments -- 3.1%
   U.S. GOVERNMENT OBLIGATIONS -- .9%
      U.S. Treasury Bills, 5.14%, due 2/26/98                                         $5,000,000       4,960,022
                                                                                                    ------------
                                                                                                       4,960,022
                                                                                                    ------------

   COMMERCIAL PAPER -- 2.2%
      Chevron UK Investment plc, 5.82%, due 1/15/98                                   $5,030,000       5,018,615
      Ford Motor Credit Corp., 6.02-6.10%, due 1/5/98-1/8/98                          $3,259,000       3,256,115
      General Electric Capital Corp., 5.92%, due 1/8/98                               $3,775,000       3,770,655
                                                                                                    ------------
                                                                                                      12,045,385
                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $17,005,407)                                                                                 17,005,407
                                                                                                    ------------

TOTAL INVESTMENTS
   (Cost $305,964,766)                                                                               556,075,963
      Cash, receivables and other assets, less liabilities                                               376,586
                                                                                                    ------------
NET ASSETS-- 100%                                                                                   $556,452,549
===========================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted securities (Apache Corp. 6.00% Conv. Sub. Debs. due 2002 acquired 12/6/94, cost $3,000,000, EVI Inc. 5% Conv. Sub Debs Due 2027 acquired 10/29/97, cost $3,001,250).
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 1997 covering open call option contracts written was $4,418,125.


                 [Petroleum & Resources Corporation Logo Here]                15

================================================================================
                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
================================================================================

                During the Three Months Ended December 31, 1997


                                                                                     Shares
                                                                     ----------------------------------------------
                                                                                                          Held
                                                                      Additions      Reductions       Dec. 31, 1997
-------------------------------------------------------------------------------------------------------------------
Burlington Resources Inc.                                             106,750(1)       26,750             80,000
Dover Corp.                                                           100,200(2)                         200,400
El Paso Natural Gas Co.                                                25,000                             75,000
EVI Inc. 5% Conv. Sub Debs Due 2027                                    60,000                             60,000
Mead Corp.                                                             70,000(2)                         140,000
Talisman Energy, Inc.                                                  55,000                             55,000
Texaco Inc.                                                            86,775(3)                         186,775
UNOVA, Inc.                                                            59,000(4)       59,000               --
Amerada Hess Corp.                                                                     15,000             50,000
Louisiana Land & Expl. Co.                                                             70,000(1)            --
Monterey Resources Inc.                                                               250,000(3)            --
Phillips Petroleum Co.                                                                 30,000             90,000
SEACOR Holdings, Inc.                                                                  20,000             70,000
Ultramar Diamond Shamrock Corp.                                                       125,000               --

----------
(1) Received 106,750 Burlington Resources Inc. in exchange for 70,000 shares of Louisiana Land & Expl. Co.
(2) By stock split
(3) Received 86,775 shares of Texaco Inc. in exchange for 250,000 shares of Monterey Resources Inc.
(4) Received 1 share of UNOVA, Inc. for each share of Western Atlas, Inc. held.


--------------------------------------------------------------------------------
   This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report.
--------------------------------------------------------------------------------


16               [Petroleum & Resources Corporation Logo Here]

================================================================================
                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

We have audited the accompanying statement of assets and liabilities of Petroleum & Resources Corporation, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Petroleum & Resources Corporation as of December 31, 1997, and the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 6, 1998


                 [Petroleum & Resources Corporation Logo Here]                17

================================================================================
                         SHAREHOLDER INFO AND SERVICES
================================================================================

WE ARE OFTEN ASKED --

HOW DO I INVEST IN PETROLEUM & RESOURCES?

Petroleum's common stock is listed on the New York Stock Exchange and Pacific Exchange. Our stock's ticker symbol is "PEO." Our stock may be bought and sold through registered investment security dealers. Your broker will be happy to assist you in this regard. Additional stock may be purchased through the Bank of New York's Automatic Dividend Reinvestment Plan (see page 19).

WHERE DO I GET INFORMATION ON THE STOCK'S PRICE, TRADING AND/OR NET ASSET VALUE?

The net asset value per share is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800) 638-2479.

You can also obtain this information by visiting our website located at "www.peteres.com".

HOW DO I REPLACE A LOST CERTIFICATE(S) OR HOW DO I CORRECT A SPELLING ERROR ON MY CERTIFICATE?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. To transfer shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

CAN YOU SEND MY DIVIDEND CHECKS DIRECTLY TO MY BANK?

Yes, supply the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, we cannot electronically transfer funds at this time.)

WHO DO INOTIFY OF A CHANGE OF ADDRESS?

The Transfer Agent.

I'M GETTING TWO CHECKS OR TWO STATEMENTS OR TWO REPORTS. WHAT SHOULD I DO?

Send the duplicate labels to the Transfer Agent with a short note.

WE GO TO FLORIDA (ARIZONA) EVERY WINTER. HOW DO WE GET OUR MAIL FROM PETROLEUM & RESOURCES?

The Transfer Agent can program a seasonal address into their system; simply send the temporary address and the dates you plan to be there to the Bank (check dividend payments dates).

I WANT TO GIVE SHARES TO MY CHILDREN, GRANDCHILDREN, ETC. AS A GIFT. HOW DO I GO ABOUT IT?

The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.


18               [Petroleum & Resources Corporation Logo Here]

================================================================================
                   SHAREHOLDER INFO AND SERVICES (CONTINUED)
================================================================================

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) Three interim distributions on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all STOCKHOLDERS OF RECORD are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gain distribution to the extent possible.

(2) Full shares of stock for the capital gain distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gain distribution in cash.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE ONE OF THE ABOVE ELECTIONS BY NOTIFYING THEIR BROKERAGE HOUSE REPRESENTATIVE.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

FOR REGISTERED STOCKHOLDERS

Stockholders of record of Petroleum stock have TWO additional ways to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Petroleum common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after enrolling in the Plan, participants' are eligible to make cash payments in any amount from $50.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participants "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to the address below.

WHAT'S NEW IN 1998?

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan is now available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan.

                                   ----------

THE CORPORATION                             THE TRANSFER AGENT
Petroleum & Resources Corp.                 The Bank of New York
Lawrence L. Hooper, Jr.,                    Shareholder Relations Dept.-11E
Secretary and General Counsel               P.O. Box 11258
Seven St. Paul Street, Suite 1140           Church Street Station
Baltimore, MD 21202                         New York, NY 10286
(800) 638-2479                              (800) 432-8224
Website:                                    Website: http://stock.bankofny.com
www.peteres.com                             E-mail:
E-mail:                                     Shareowner-svcs@bankofny.com
contact@peteres.com


                 [Petroleum & Resources Corporation Logo Here]                19

================================================================================
                        HISTORICAL FINANCIAL STATISTICS
================================================================================



                                                                                             Per Common Share
                                Value of                                              ------------------------------
                               Net Assets                               Net Asset        Dividends    Distributions
                              Applicable to             Common          Value Per        From Net       From Net
                                 Common                 Shares           Common         Investment      Realized
Dec. 31                           Stock               Outstanding         Share           Income          Gains
--------------------------------------------------------------------------------------------------------------------
1983                          $230,402,841             7,545,378          $30.54         $1.52           $1.87
1984                           219,202,630             7,941,979           27.60          1.26            2.27
1985                           237,489,296             8,372,627           28.36          1.38            2.34
1986                           246,071,990             8,979,978           27.40          1.45            2.89
1987                           234,062,235             9,636,306           24.29          1.67            2.31
1988                           248,370,688             9,997,584           24.84           .92            1.20
1989                           322,866,019            10,384,600           31.09          1.20            1.20
1990                           308,599,851            10,793,289           28.59          1.10            1.25
1991                           314,024,187            11,185,572           28.07           .92            1.23
1992                           320,241,282            11,579,503           27.66           .77            1.23
1993                           355,836,592            12,006,671           29.64           .82            1.30
1994                           332,279,398            12,380,300           26.84           .92            1.18
1995                           401,404,971            12,739,383           31.51           .87            1.22
1996                           484,588,990            13,065,819           37.09           .82            1.32
1997                           556,452,549            13,422,787           41.46           .77            1.56



                                   ----------
                                   STOCK DATA
                                   ----------


                  Price (12/31/97)                 $36.50
                  Net Asset Value (12/31/97)       $41.46
                  Discount:                         12.0%

      New York Stock Exchange and Pacific Exchange ticker symbol: PEO Newspaper stock listings are generally under the abbreviation: PetRs


20                  [Petroleum & Resources Corporation Logo Here]

================================================================================
                       PETROLEUM & RESOURCES CORPORATION
================================================================================

BOARD OF DIRECTORS (with their principal affiliations)                    OFFICERS

Enrique R. Arzac(3,4)               Augustine R. Marusi(1,3)              Douglas G. Ober
Professor of Finance                Chairman Emeritus                     Chairman and
and Economics                       Borden Inc.                           Chief Executive Officer
Columbia University
                                    W. Perry Neff(1,4)                    Richard F. Koloski
Allan Comrie(1,3)                   Retired Executive Vice President      President
Retired President of                Chemical Bank
U.S. & Foreign                                                            Joseph M. Truta
Securities Corporation              Douglas G. Ober(1)                    Executive Vice President
                                    Chairman of the Corporation
Daniel E. Emerson(1,3)                                                    Nancy J.F. Prue
Retired Executive Vice President    Landon Peters(1,3)                    Vice President -- Research
NYNEX Corporation                   Private Investor
                                                                          Maureen A. Jones
Thomas H. Lenagh(2,4)               John J. Roberts                       Vice President and Treasurer
Financial Advisor                   Vice Chairman, American
                                    International Group, Inc.             Lawrence L. Hooper, Jr.
W.D. MacCallan(2,4)                                                       Secretary and General Counsel
Retired Chairman of the             Robert J.M. Wilson(2,4)
Corporation and The Adams           Retired President of the              Dana M. Cannon
Express Company                     Corporation and The Adams             Assistant Treasurer
                                    Express Company
                                                                          Geraldine H. Stegner
                                                                          Assistant Secretary




1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee


                 [Petroleum & Resources Corporation Logo Here]

Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com















[PEO/NYSE Logo Here]

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